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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 1998 (except for Note 15, as to which
the date is June   , 1998) in the Registration Statement (Form S-1) dated June
12, 1998 and related Prospectus of Clark/Bardes Holdings, Inc. for the registration of shares of its common stock.

                                                  /s/ ERNST & YOUNG LLP
                                            ------------------------------------
                                                     ERNST & YOUNG LLP

Dallas, Texas
June 12, 1998